UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): September 2, 2005


                          LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)

                   1-5721                              13-2615557
           (Commission File Number)        (IRS Employer Identification No.)

   315 PARK AVENUE SOUTH, NEW YORK, NEW YORK              10010
  (Address of Principal Executive Offices)              (Zip Code)

                                  212-460-1900
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Item 1.01   Entry into a Material Definitive Agreement.

           On September 2, 2005, the registrant's subsidiary, WilTel Communications Group, LLC and certain of its subsidiaries ("WilTel") entered into the First Amendment (the "Amendment") to the Third Amended and Restated Credit Agreement and Guaranty Agreement among WilTel, the Lenders party thereto, and the First Lien Administrative Agent, the Second Lien Administrative Agent and the Administrative Agent (the "Credit Agreement").

           Pursuant to the Amendment, WilTel has agreed, among other things, to use all of the $236 million payment to be received (beginning in January 2006) from SBC Communications, Inc. and its affiliates ("SBC") under the previously disclosed Termination, Mutual Release and Settlement Agreement with SBC to prepay, on a quarterly basis as such payments are received, the term loans under the Credit Agreement. As a result, these quarterly prepayments will accelerate the amortization of the term loans; however, these payments will also reduce any mandatory prepayments that otherwise would have been due under the Credit Agreement with respect to Excess Cash Flow (as defined in the Credit Agreement).

           A copy of the form of the Amendment is filed herewith as Exhibit
99.1.

         Item 9.01.  Financial Statements and Exhibits

     (c)  Exhibits

           99.1 First Amendment to Third Amended and Restated Credit and Guaranty Agreement, dated September 2, 2005, by and among WilTel Communications, LLC, WilTel Communications Group, LLC, the Subsidiary Guarantors (as defined), the Lenders (as defined), and the First Lien Administrative Agent, the Second Lien Administrative Agent and the Administrative Agent for the Lenders.


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
                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 9, 2005

                                     LEUCADIA NATIONAL CORPORATION


                                             /s/ Joseph A. Orlando
                                             -----------------------------------
                                     Name:   Joseph A. Orlando
                                     Title:  Vice President and Chief
                                             Financial Officer







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
                                 EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

   99.1 First Amendment to Third Amended and Restated Credit and Guaranty Agreement, dated September 2, 2005, by and among WilTel Communications, LLC, WilTel Communications Group, LLC, the Subsidiary Guarantors (as defined), the Lenders (as defined), and the First Lien Administrative Agent, the Second Lien Administrative Agent and the Administrative Agent for the Lenders.






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